                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /_/
Filed by a Party other than the Registrant /X/

Check the appropriate box:
/_/  Preliminary Proxy Statement
/_/  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
/_/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/X/  Soliciting Material Under Rule 14a-12

                               STEVEN MADDEN, LTD.
                               -------------------
                (Name of Registrant as Specified in Its Charter)

                          BARINGTON CAPITAL GROUP, L.P.
                       BARINGTON COMPANIES INVESTORS, LLC
                                JAMES MITAROTONDA
                 BARINGTON COMPANIES OFFSHORE FUND, LTD. (BVI),
                        BARINGTON COMPANIES ADVISORS, LLC
                    BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                                LNA CAPITAL CORP.
                                   PARCHE, LLC
                     STARBOARD VALUE &OPPORTUNITY FUND, LLC
                              ADMIRAL ADVISORS, LLC
                            RAMIUS CAPITAL GROUP, LLC
                                 C4S &CO., LLC
                                 PETER A. COHEN
                                 MORGAN B. STARK
                               JEFFREY M. SOLOMON
                                THOMAS W. STRAUSS
                            RJG CAPITAL PARTNERS, LP
                           RJG CAPITAL MANAGEMENT, LLC
                                  RONALD GROSS
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of each  class  of  securities  to which  transaction  applies:  Not applicable
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(2)  Aggregate number of securities to which transaction applies: Not applicable
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
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(4)  Proposed maximum aggregate value of transaction: Not applicable
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(5)  Total fee paid: Not applicable
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/_/  Fee paid previously with preliminary materials:
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/_/  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid: Not applicable
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(2)  Form, Schedule or Registration Statement No.: Not applicable
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(3)  Filing Party: Not applicable
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(4)  Date Filed: Not applicable
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          Barington Capital Group, L.P.  ("Barington"),  together with the other participants  named herein,  is filing materials  contained in this Schedule 14A with the  Securities  and  Exchange  Commission  in  connection  with a possible preliminary  filing with the SEC of a proxy statement and an accompanying  WHITE proxy card to be used to solicit votes for the election of their nominees at the
2005  annual  meeting  of  stockholders  of  Steven  Madden,  Ltd.,  a  Delaware corporation (the "Company"), which has not yet been scheduled.

          Item 1: On December 16, 2004, Barington issued the following press release announcing that it applauds the appointment of Harold Kahn to the board of directors of the Company.

FOR IMMEDIATE RELEASE                                CONTACT:
December 16, 2004                                    Ellen Barry/Robin Gilliland
                                                     Brunswick Group
                                                     (212) 333-3810

                 BARINGTON CAPITAL GROUP APPLAUDS APPOINTMENT OF
          HAROLD KAHN TO THE BOARD OF DIRECTORS OF STEVEN MADDEN, LTD.

          New York, New York, December 16, 2004 - Barington Capital Group, L.P.
("Barington") announced today that it applauds the appointment of Harold Kahn to the Board of Directors of Steven Madden, Ltd. (Nasdaq: SHOO) (the "Company").

          "We are delighted that Steven Madden, Ltd. has taken this first step to address our concerns by appointing Harold Kahn to its Board of Directors,"
stated James Mitarotonda, Chairman and Chief Executive Officer of Barington.
"Hal Kahn is one of the most respected leaders in the retail and merchandising sector. His track record and experience are outstanding. He brings to Steven
Madden, Ltd. much needed management and industry experience."

          "Hal is the type of accomplished executive that the Company could use as its Chief Executive Officer. We look forward to the positive impact that he will have on the Company's plans and performance," Mitarotonda concluded.

          Barington also stated its hope that the Board will address its numerous other concerns that were outlined in the letter Barington sent to the
Company's outside directors earlier this week. As one of the Company's largest stockholders, Barington is committed to improving shareholder value for the benefit of all stockholders of Steven Madden, Ltd., and reiterates its willingness to meet with the Board to discuss ways to address its other concerns in greater detail.

ABOUT BARINGTON CAPITAL GROUP, L.P.

          Barington Capital Group, L.P. is an investment management firm that primarily invests in undervalued, small-capitalization companies. Barington and its principals are experienced value-added investors who have taken active roles in assisting management teams in creating or improving shareholder value.
Barington represents a group of investors that own 1,005,420 shares of Steven
Madden, Ltd., or approximately 7.7% of the Company's outstanding common stock.

                                    * * * * *

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

            Barington Capital Group, L.P. ("Barington"), together with the other participants named herein, may make a preliminary filing with the SEC of a proxy statement and an  accompanying  WHITE proxy card to be used to solicit votes for the election of their  nominees at the 2005 annual  meeting of  stockholders  of
Steven Madden, Ltd., a Delaware  corporation (the "Company"),  which has not yet been scheduled.

            IN THE EVENT THAT A DETERMINATION  IS MADE TO FILE A PROXY STATEMENT
WITH THE SEC, BARINGTON STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ
THE PROXY  STATEMENT  WHEN IT IS  AVAILABLE  BECAUSE IT WILL  CONTAIN  IMPORTANT
INFORMATION.  SUCH PROXY STATEMENT,  IF FILED, WILL BE AVAILABLE AT NO CHARGE ON
THE SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN ADDITION, THE PARTICIPANTS IN ANY
SOLICITATION  WILL  PROVIDE  COPIES OF THE PROXY  STATEMENT,  IF FILED,  WITHOUT
CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS'
PROXY SOLICITOR, MACKENZIE PARTNERS, INC., AT ITS TOLL-FREE NUMBER: 800-322-2885
OR PROXY@MACKENZIEPARTNERS.COM.

            The   participants   in  such  potential  proxy   solicitation   are
anticipated  to  be  Barington,   Barington  Companies  Investors,   LLC,  James
Mitarotonda,  Barington Companies Offshore Fund, Ltd. (BVI), Barington Companies
Advisors,  LLC,  Barington  Companies Equity Partners,  L.P., LNA Capital Corp.,
Parche,  LLC,  Starboard Value & Opportunity Fund, LLC, Admiral  Advisors,  LLC,
Ramius  Capital  Group,  LLC, C4S & Co., LLC,  Peter A. Cohen,  Morgan B. Stark,
Jeffrey M. Solomon,  Thomas W. Strauss,  RJG Capital  Partners,  LP, RJG Capital
Management, LLC and Ronald Gross (together, the "Participants").

            Information  regarding the Participants and their direct or indirect interests is available in their  Amendment No. 3 to Schedule 13D,  jointly filed with the SEC on December 13, 2004.

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